UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

Ocular Therapeutix, Inc. (the “Company”) intends to present a Company overview at a virtual conference on January 11, 2021. Information to be provided during such presentation is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company primarily derives its product revenues from the sale of DEXTENZA® in the United States to a network of specialty distributors, who then resell DEXTENZA to ambulatory surgical centers (“ASCs”) and hospital outpatient departments (“HOPDs”). The Company refers to these resales from the specialty distributors to the ASCs and HOPDs as in-market unit sales. Although the Company is currently in the process of finalizing its operational and financial results for the quarter ended December 31, 2020, the Company is reporting estimated in-market unit sales for DEXTENZA of 5,952 billable inserts in the month of December 2020. In-market unit sales were 4,198 billable inserts for October 2020 and 4,327 billable inserts for November 2020.

The estimated unit sales discussed above are based on preliminary information and management’s estimates as of the date of this Current Report on Form 8-K and are subject to completion of the Company’s customary closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated figures.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed to be “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in applicable filings under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The information set forth in or incorporated by reference into Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Ocular Therapeutix, Inc. slide presentation, dated January 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: January 11, 2021	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer